SEPTEMBER 30, 1999,

                       AS UPDATED THROUGH OCTOBER 31, 1999

[GRAPHIC OMITTED]                                   BT Mutual Funds

Pacific Basin
        Equity Fund
        Annual Report

        TRUST: BT INVESTMENT FUNDS
        INVESTMENT ADVISOR: BANKERS TRUST COMPANY

--------------------------------------------------------------------------------
Pacific Basin Equity Fund

Table of Contents
--------------------------------------------------------------------------------

              Letter to Shareholders ..........................................3


              Pacific Basin Equity Fund
                 Statements of Assets and Liabilities .........................7
                 Statements of Operations .....................................8
                 Statements of Changes in Net Assets ..........................9
                 Financial Highlights ........................................10
                 Notes to Financial Statements ...............................11
                 Report of Independent Accountants ...........................13
                 Tax Information .............................................13

              Pacific Basin Equity Portfolio
                 Schedules of Portfolio Investments ..........................14
                 Statements of Assets and Liabilities ........................18
                 Statements of Operations ....................................19
                 Statements of Changes in Net Assets .........................20
                 Financial Highlights ........................................20
                 Notes to Financial Statements ...............................21
                 Report of Independent Accountants ...........................25

              Proxy Results ..................................................26

                              -------------------
The Fund is not insured by the FDIC and is not a deposit, obligation of or guarantee by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
                              -------------------

--------------------------------------------------------------------------------
Pacific Basin Equity Fund

Letter to Shareholders
--------------------------------------------------------------------------------

We are pleased to present you with this annual report for the period ended October 31, 1999 for the Pacific Basin Equity Fund (the "Fund"). It provides a review of the market, the Portfolio, and our outlook, as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings. Please note that the Fund's Board of Trustees approved a change in its fiscal year end from September 30, 1999 to October 31, 1999, thus, while this is an annual report, our review covers the most recent thirteen months and life of the Fund as of the end of October.

MARKET ACTIVITY

Since September 1998, Asia ex-Japan equity markets staged a stunning recovery of 86.8% in US dollar terms after massive declines experienced during previous months' crisis.

o  The initial surge was based on:
   -lower interest rates globally and in Asia particularly, where rates dropped to pre-crisis levels
   -sustained strengthening of the yen
   -rapidly improving liquidity conditions
   -short covering by hedge funds, as those funds experienced their own credit crunch.
o The rally continued into the first half of 1999, despite a couple of US interest rate hikes, as global commodity prices troughed and Asia's economic recovery proved to be stronger than expected. Such economic recovery, in turn, was supported by large current account surpluses and strong export growth as intra-regional trade resumed.

o In the last few months of the fiscal period, the region's markets pulled back slightly, on rising risk aversion due to concerns over US interest rates, Year 2000 preparedness, and equity supply. This was especially true for the smaller, less liquid Asian markets.

Star performers were primarily the harder hit countries of the Asia fallout, including Indonesia, South Korea, and Malaysia, whose equity markets each tripled over the Fund's fiscal period.

o Nearly half of Indonesia's 315.1% return (in US dollar terms) was from its strong currency. This strength, in turn, reflected improving inflation data and gradual reduction of political risk over the Bank Bali scandal, uncontrolled violence in East Timor, and selection of Megawati as Vice President.

o South Korea was up 249.0%, benefiting from a V-shaped GDP recovery, corporate deleveraging, and reform efforts. During the third calendar quarter, the Korean market retreated from its highs on the back of the Daewoo bankruptcy, as investors braced for a potential liquidity squeeze resulting from bond redemptions.

o With capital markets stabilizing, Malaysia replaced its capital controls with an exit tax. Morgan Stanley Capital International (MSCI) also announced that it will reinstate Malaysia back into various market indices sometime in the year 2000. Malaysia rose 212.7% during the period.

-----------------------------------------------------------------------------------------------------------------------
Periods ended October 31, 1999             Cumulative Total Returns                  Average Annual Total Returns
-----------------------------------------------------------------------------------------------------------------------
                               Past 1   Past 1    Past 3    Past 5     Since        Past 1   Past 3   Past 5     Since
                               month    year      years     years    inception      year     years    years   inception
-----------------------------------------------------------------------------------------------------------------------
Pacific Basin Equity Fund/1    5.47%    54.50%   (20.43)%  (20.35)%    (5.37)%      54.50%   (7.33)%  (4.45)%   (0.92)%
 (inception 11/1/93)
-----------------------------------------------------------------------------------------------------------------------
MSCI Combined Far East
 Free Ex Japan Index/2         4.71%    49.28%   (28.37)%  (29.89)%   (20.50)%      49.28%  (10.53)%  (6.86)%   (3.75)%
-----------------------------------------------------------------------------------------------------------------------
MSCI Combined Asia Ex
 Japan Index/2                 3.12%    50.69%   (25.15)%  (29.88)%   (20.25)%      50.69%   (9.21)%  (6.85)%   (3.70)%
-----------------------------------------------------------------------------------------------------------------------
Lipper Pacific Basin
 Ex Japan Average/3            3.92%    48.33%   (15.48)%  (17.64)%   (14.62)%      48.33%   (6.21)%  (4.14)%   (2.81)%
-----------------------------------------------------------------------------------------------------------------------

1/ Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period the Fund waived certain expenses. Had these fees and expenses not been waived, the Fund's return would have been lower.

2/ The MSCI Far East Free ex Japan Index includes China Free, Hong Kong,
   Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand. The MSCI Combined Asia Free ex Japan Index includes those same markets as the Far East Free ex Japan Index as well as India, New Zealand, Pakistan and Sri Lanka. Indexes are unmanaged, and investments cannot be made in an index.

3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------
Pacific Basin Equity Fund

Letter to Shareholders
--------------------------------------------------------------------------------

                    Diversification of Portfolio Investments

                       By Country as of October 31, 1999
                     (percentages are based on market value)

                               [GRAPHIC OMITTED]

      Taiwan        14%                                Thailand       4%
      South Korea   25%                                China          1%
      Singapore     10%                                Hong Kong     30%
      Philippines    2%                                India          6%
                                                       Indonesia      4%
                                 Malaysia     4%


Those countries less affected by last year's regional crisis, such as Taiwan, India, the Philippines, and Hong Kong, comparatively lagged, but still produced impressive returns of 45%-75%.

o Taiwan was able to shake off mounting China/Taiwan tensions, although market momentum was stalled recently in the aftermath of the October earthquakes.

o India was the best performer in the last six months of the fiscal period amid signs of cyclical recovery and optimism surrounding the October 1999 general elections.

o Hong Kong moved up based primarily on interest rate cuts in China and the government's disclosure of its strategy for disposing of part of its $207 billion equity portfolio.

Results were mixed in some of the other Asian equity markets.

o Although Singapore's economy never suffered a recession during the regional crisis, investors rewarded its equity market, up 135.3%, for the restructuring efforts of the government and corporations there.

o  Thailand was adversely affected by stubbornly sticky non-performing loans.

INVESTMENT REVIEW

The Fund outperformed both its benchmarks and its Lipper category average for the one month and the one year periods ended October 31, 1999. Fund outperformance during the fiscal period can be attributed primarily to asset allocation. That is, the Fund benefited from its overweight position in Malaysia and its underweightings in Taiwan and India. In the middle of the period, we shifted from overweighted positions in Thailand and

                           Ten Largest Stock Holdings

Samsung Electronics         5.9%            Sun Hung Kai Properities     2.9%
Hutchison Whampoa           5.4%            Sk Telecom Co. Ltd.-ADR      2.8%
Cheung Kong Holdings Ltd.   4.5%            Singapore Airlines Ltd.      2.6%
Cable & Wireless Hkt. Ltd.  3.1%            Shin Corp. Public Co. Ltd.   2.3%
Asustek Computer Inc. GDR   3.0%            Korea Telecom Corp. ADR      2.2%

Hong Kong to being underweight, which also contributed to strong performance. An underweighting in South Korea during the first half of the fiscal period adversely impacted the Fund, but our subsequent overweighting of that market enhanced returns during the second half. Being underweight in Singapore did not help.

During the second half of the fiscal period, we carried out several stock specific and sector allocation strategies for the Fund.

o We reduced the Fund's holdings in financials, including State Bank of India, ICICI, Panin Bank, PCI Bank, Krung Thai Bank, Shinhan Bank, Samsung Securities, and Fubon Insurance.

o  Property companies New World Development and Metro Pacific were sold.

o We increased the Portfolio's exposure to the technology sector with Samsung Electronics, Johnson Electric, Yageo, and Advanced Semiconductor Engineering.

o In telecommunications, we switched out of MTNL for VSNL, sold Hong Kong Telecom and SmarTone on strong price moves, and increased our holdings in Korea Telecom.

o Consumer companies Gudang Garam, Resorts World, and Singapore Press Holdings were added.

o To benefit from overall regional recovery, we purchased conglomerates Hutchison Whampoa and Jardine Matheson and established positions in airlines through Cathay Pacific and Singapore Airlines.

Upon the fiscal period end, we increased the cash position of the Fund to provide cushion for possible volatility of fund flows over Year 2000 issues.

MANAGER OUTLOOK

Asian markets stand to benefit from the cyclical global recovery underway. We believe that global liquidity conditions will improve even further once US bond yields peak. While the easy money has clearly been made in Asia

--------------------------------------------------------------------------------
Pacific Basin Equity Fund

Letter to Shareholders
--------------------------------------------------------------------------------

with local interest rates having bottomed, it is our view that equity returns in Asia going forward will be more muted but still healthy, driven by strong earnings performance and restructuring. We are particularly optimistic on Taiwan, India, and, once the Daewoo crisis is sorted out, South Korea.

As we approach the end of 1999, we expect increased volatility in the region's equity markets on Year 2000 concerns. However, we believe that Year 2000 will pose only limited and temporary setbacks to the region. Further moderate US interest rate hikes will also, in our opinion, not derail the region's ongoing economic recovery.

We will, of course, continue monitoring economic conditions and how they affect the financial markets, as we seek to provide long-term capital appreciation.

We value your ongoing support of the Pacific Basin Equity Fund and look forward to continuing to serve your investment needs in the years ahead.

                                 /s/ Julie Wang

                                   Julie Wang
             Portfolio Manager of the Pacific Basin Equity Portfolio
                                October 31, 1999

--------------------------------------------------------------------------------
Pacific Basin Equity Fund

Performance Comparison
--------------------------------------------------------------------------------

Comparison of Change in
Value of a $10,000
Investment in the Pacific
Basin Equity Fund and the
MSCI Combined Asia Ex
Japan Index since November
30, 1993.

-----------------------------------------
Total Return for the Periods
   Ended October 31, 1999
  One      Five        Since
  Year     Year      11/1/93/1
 54.50%  (4.45)%/2   (0.92)%/2

   Ended September 30, 1999
  One      Five        Since
  Year     Year      11/1/93/1
 70.46%  (5.36)%/2   (1.82)%/2

1/ The Fund's inception date.
2/ Annualized.

Investment return and principal
value will fluctuate so that shares,
when redeemed, may be worth more
or less than their original cost.
-----------------------------------------

As of October 31, 1999

                               [GRAPHIC OMITTED]

        Pacific Basin Equity Fund - $9,463      MSCI Combined Asia Ex Japan Index - $7,975
Nov-93                10000                                       10000
Mar-94                10392                                        9840
Sep-94                12198                                       11310
Mar-95                10614                                        9799
Sep-95                11727                                       10306
Mar-96                12518                                       11308
Sep-96                12625                                       10963
Mar-97                12888                                       10816
Sep-97                11366                                        9432
Mar-98                 7866                                        7036
Sep-98                 5263                                        4354
Mar-99                 7150                                        6253
Sep-99                 8972                                        7734
Oct-99                 9463                                        7975

As of September  30, 1999

                               [GRAPHIC OMITTED]

        Pacific Basin Equity Fund - $8,972      MSCI Combined Asia Ex Japan Index - $7,734
Nov-93                10000                                       10000
Mar-94                10392                                        9840
Sep-94                12198                                       11310
Mar-95                10614                                        9799
Sep-95                11727                                       10306
Mar-96                12518                                       11308
Sep-96                12625                                       10963
Mar-97                12888                                       10816
Sep-97                11366                                        9432
Mar-98                 7866                                        7036
Sep-98                 5263                                        4354
Mar-99                 7150                                        6253
Sep-99                 8972                                        7734

Past performance is not indicative of future performance. Performance figures assume the reinvestment of dividends and capital gain distributions.

--------------------------------------------------------------------------------
Pacific Basin Equity Fund

Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                                             October 31, 1999/1   September 30, 1999
                                                                                             ------------------   ------------------
Assets
   Investment in Pacific Basin Equity Portfolio, at Value ..............................        $  6,649,892         $  6,418,993
   Receivable for Shares of Beneficial Interest Subscribed .............................              20,000                   --
   Prepaid Expenses and Other ..........................................................               7,923                9.587
   Due from Bankers Trust ..............................................................              36,715               34,515
                                                                                                ------------         ------------
Total Assets ...........................................................................           6,714,530            6,463,095
                                                                                                ------------         ------------
Liabilities
   Accrued Expenses and Other ..........................................................              30,347               28,214
                                                                                                ------------         ------------
   Total Liabilities ...................................................................              30,347               28,214
                                                                                                ------------         ------------
Net Assets .............................................................................        $  6,684,183         $  6,434,881
                                                                                                ============         ============
Composition of Net Assets
   Paid-in Capital .....................................................................        $ 22,338,766         $ 22,443,503
   Undistributed Net Investment Income .................................................              94,758              102,125
   Accumulated Net Realized Loss from Investment, Futures, Foreign Currency, and Forward
      Foreign Currency Transactions ....................................................         (16,793,378)         (16,918,698)
   Net Unrealized Appreciation on Investment, Foreign Currencies and Forward
      Foreign Currency Contracts .......................................................           1,044,037              807,951
                                                                                                ------------         ------------
Net Assets .............................................................................        $  6,684,183         $  6,434,881
                                                                                                ============         ============
Net Asset Value, Offering and Redemption Price Per Share (net assets divided by
   shares outstanding) .................................................................        $       4.05         $       3.84
                                                                                                ============         ============
Shares Outstanding ($0.001 par value per share, unlimited number of shares of
   beneficial interest authorized) .....................................................           1,649,296            1,675,041
                                                                                                ============         ============

----------
1/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Pacific Basin Equity Fund

Statements of Operations
--------------------------------------------------------------------------------

                                                                                        For the period          For the
                                                                                      October 1, 1999 to      year ended
                                                                                      October 31, 1999/1  September 30, 1999
                                                                                      ------------------  ------------------
Investment Income
   Income Allocated from Pacific Basin Equity Portfolio, net .....................        $     5,388         $    44,652
                                                                                          -----------         -----------
Expenses
   Administration and Services Fees ..............................................              4,164              45,620
   Professional Fees .............................................................              4,872              32,280
   Registration Fees .............................................................              2,238              19,240
   Printing and Shareholder Reports ..............................................              1,496              18,181
   Trustees Fees .................................................................                333               6,380
   Miscellaneous .................................................................                 85               3,606
                                                                                          -----------         -----------
   Total Expenses ................................................................             13,188             125,307
   Less Fees Waived/Expenses Reimbursed by Bankers Trust .........................             (9,024)            (79,687)
                                                                                          -----------         -----------
      Net Expenses ...............................................................              4,164              45,620
                                                                                          -----------         -----------
Net Investment (Expenses in Excess of) Income ....................................              1,225                (968)
                                                                                          -----------         -----------
Realized and Unrealized Gain (Loss) on Investment, Futures, Foreign Currencies and
   Forward Foreign Currency Contracts
   Net Realized Gain (Loss) from:
      Investment Transactions ....................................................            125,318             219,940
      Foreign Futures Transactions ...............................................                 --             (11,760)
      Foreign Currency Transactions ..............................................              3,611             (39,122)
      Forward Foreign Currency Transactions ......................................            (12,203)             54,730
   Net Change in Unrealized Appreciation/Depreciation on Investment,
      Foreign Currencies and Forward Foreign Currency Contracts ..................            236,086           2,839,448
                                                                                          -----------         -----------
   Net Realized and Unrealized Gain on Investment, Futures, Foreign Currencies and
      Forward Foreign Currency Contracts .........................................            352,812           3,063,236
                                                                                          -----------         -----------
Net Increase in Net Assets from Operations .......................................        $   354,037         $ 3,062,268
                                                                                          ===========         ===========

----------
1/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Pacific Basin Equity Fund

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   For the period          For the              For the
                                                                 October 1, 1999 to       year ended           year ended
                                                                 October 31, 1999/1   September 30, 1999   September 30, 1998
                                                                 ------------------   ------------------   ------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income/(Expenses in Excess of Income) .......     $      1,225         $       (968)        $     53,983
      Net Realized Gain (Loss) from Investment, Futures,
      Foreign Currency and Forward Foreign Currency
      Transactions ............................................          116,726              223,788          (14,010,808)
   Net Change in Unrealized Appreciation/Depreciation
      on Investments, Foreign Currencies and Forward
      Foreign Currency Contracts ..............................          236,086            2,839,448            1,768,180
                                                                    ------------         ------------         ------------
Net Increase (Decrease) in Net Assets from Operations .........          354,037            3,062,268          (12,188,645)
                                                                    ------------         ------------         ------------
Distributions to Shareholders
   Net Investments Income .....................................               --                   --             (270,311)
   Net Realized Gains .........................................               --           (2,341,154)          (1,872,886)
                                                                    ------------         ------------         ------------
Total Distributions ...........................................               --           (2,341,154)          (2,143,197)
                                                                    ------------         ------------         ------------
Capital Transactions in Shares of Beneficial Interest
   Proceeds from Sales of Shares ..............................          308,457           23,576,704           32,705,049
   Dividend Reinvestments .....................................               --                   82              856,416
   Cost of Shares Redeemed ....................................         (413,192)         (22,131,219)         (41,462,722)
                                                                    ------------         ------------         ------------
Net Increase (Decrease) from Capital Transactions in
   Shares of Beneficial Interest ..............................         (104,735)           1,445,567           (7,901,257)
                                                                    ------------         ------------         ------------
Total Increase (Decrease) in Net Assets .......................          249,302            2,166,681          (22,233,099)
Net Assets
Beginning of Period ...........................................        6,434,881            4,268,200           26,501,299
                                                                    ------------         ------------         ------------
End of Period (including undistributed net investment
   income of ($94,758, $102,125 and $2,471,739 respectively) ..     $  6,684,183         $  6,434,881         $  4,268,200
                                                                    ============         ============         ============

----------
1/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Pacific Basin Equity Fund

Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the Pacific Basin Equity Fund.

                                                        For the period              For the years ended September 30,
                                                      October 1, 1999 to    ----------------------------------------------------
                                                      October 31, 1999/1      1999        1998       1997       1996       1995
                                                      ------------------    -------     -------    -------    -------    -------
Per Share Operating Performance:
Net Asset Value, Beginning of Period ..............         $  3.84         $  3.85     $ 10.16    $ 11.80    $ 10.96    $ 11.82
                                                            -------         -------     -------    -------    -------    -------
Income from Investment Operations
   Net Investment (Expenses in
      Excess of) Income ...........................            0.00/2         (0.00)/2     0.24      (0.05)     (0.03)      0.01
   Net Realized and Unrealized Gain (Loss) on
      Investments, Futures, Foreign Currency and
      Forward Foreign Currency Transactions .......             .21            2.03       (5.32)     (1.07)      0.87      (0.49)
                                                            -------         -------     -------    -------    -------    -------
Total from Investment Operations ..................             .21            2.03       (5.08)     (1.12)      0.84      (0.48)
                                                            -------         -------     -------    -------    -------    -------
Distributions to Shareholders
   Net Investment Income ..........................              --              --       (0.24)        --         --         --
   Net Realized Gains .............................              --           (2.04)      (0.99)     (0.52)        --      (0.38)
                                                            -------         -------     -------    -------    -------    -------
Total Distributions ...............................              --           (2.04)      (1.23)     (0.52)        --      (0.38)
                                                            -------         -------     -------    -------    -------    -------
Net Asset Value, End of Period ....................         $  4.05         $  3.84     $  3.85    $ 10.16    $ 11.80    $ 10.96
                                                            =======         =======     =======    =======    =======    =======
Total Investment Return ...........................            5.47%          70.46%     (52.21)%    (9.97)%     7.66%     (3.87)%
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted) .......         $ 6,684         $ 6,435     $ 4,268    $26,501    $29,389    $24,504
   Ratios to Average Net Assets:
      Net Investment Income/(Expenses in Excess
         of Income) ...............................            0.22%/3           --%       0.43%     (0.42)%    (0.24)%     0.12%
      Expenses, Including Expenses of the
        Pacific Basin Equity Portfolio ............            1.75%/3         1.75%       1.75%      1.75%      1.75%      1.75%
      Decrease Reflected in Above Expense
        Ratio Due to Fees Waived/Expenses
        Reimbursed by Bankers Trust ...............            4.53%/3         2.02%       0.70%      0.29%      0.31%      0.52%

----------
1/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
2/ Less than .01 per share.
3/ Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Pacific Basin Equity Fund

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies

A. Organization

BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The Pacific Basin Equity Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund began operations on November 1, 1993. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Pacific Basin Equity Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The value of the Fund's investment in the Portfolio reflects its proportionate interest in the net assets of the Portfolio. At September 30, 1999, the Fund's investment was approximately 100% of the Portfolio. At October 31, 1999, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including the Schedule of Portfolio Investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. Valuation

Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements.

C. Investment Income

The Fund's income net of expenses is earned daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Distributions

It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are also made annually to the extent they are not offset by any capital loss carryforwards.

E. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The Fund has capital loss carryforwards in the amounts of $923,827, $15,140,818, and $579,060 expiring in 2005, 2006, and 2007, respectively.

F. Other

The Trust accounts separately for the assets, liabilities, and operations of each fund. Expenses directly attributable to a fund are charged to that fund while expenses which are attributable to all of the Trust's funds are allocated among the funds. Investment transactions are accounted for on a trade date basis. Realized gains and losses are determined on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates

The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .75% of the Fund's average daily net assets.

ICC Distributors, Inc. provides distribution services to the Fund.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to .75% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 1.75% of the average daily net assets of the Fund, including expenses of the Portfolio.

Bankers Trust was a wholly owned subsidiary of Bankers Trust Corporation ("BT Corp."). On June 4, 1999, BT Corp. was acquired by Deutsche Bank AG ("Deutsche Bank"). As a result of the transaction, Bankers Trust became an indirect wholly-owned subsidiary of Deutsche Bank.

--------------------------------------------------------------------------------
Pacific Basin Equity Fund

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 3--Shares of Beneficial Interest

At October 31, 1999, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                        For the period                  For the
                      October 1, 1999 to              year ended
                       October 31, 1999           September 30, 1999
                      ------------------          ------------------
                      Shares     Amount         Shares        Amount
                      ------     ------         ------        ------
Sold                   78,212   $ 308,457      6,563,583   $ 23,576,704
Reinvested                 --          --             22             82
Redeemed             (103,957)   (413,192)    (5,998,264)   (22,131,219)
                     --------   ---------     ----------   ------------
Net Increase/
(Decrease)            (25,745)  $(104,735)       565,341   $  1,445,567
                     ========   =========     ==========   ============

                             For the
                            year ended
                        September 30, 1998
                   -------------------------
                      Shares       Amount
                      -------      ------
Sold                5,691,053   $ 32,705,049
Reinvested            175,395        856,416
Redeemed           (7,364,032)   (41,462,722)
                   ----------   ------------
Net Decrease       (1,497,584)  $ (7,901,257)
                   ==========   ============

Note 4--Risks of Investing in Emerging Markets

The risks involved when investing in emerging markets are of a nature generally not encountered when investing in securities traded on major international markets.

Investment in securities of issuers based in underdeveloped emerging markets involves special risks and considerations not typically associated with investing in U.S. companies. These risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility. Additionally, developments affecting emerging market investments can not always be foreseen.

--------------------------------------------------------------------------------
Pacific Basin Equity Fund

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of BT Investment Funds and
Shareholders of Pacific Basin Equity Fund:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pacific Basin Equity Fund (one of the funds comprising BT Investment Funds, hereafter referred to as the "Fund") at October 31, 1999 and September 30, 1999 and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 and September 30, 1999 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
November 19, 1999

--------------------------------------------------------------------------------


Tax Information (Unaudited For the Periods Ended October 31, 1999 and
September 30, 1999)
--------------------------------------------------------------------------------

During the period from October 1, 1999, through October 31, 1999, the Fund received income from foreign sources in the amount of $6,994. The Fund paid foreign taxes in the amount of $217 or $0.0001 per share. Such amounts are eligible for the foreign tax credit. You should consult your tax advisor relating to the appropriate treatment of foreign taxes paid.

During the year ended September 30, 1999, the Fund received income from foreign sources in the amount of $99,531. The Fund paid foreign taxes in the amount of $9,742 or $0.006 per share. Such amounts are eligible for the foreign tax credit. You should consult your tax advisor relating to the appropriate treatment of foreign taxes paid.

--------------------------------------------------------------------------------
Pacific Basin Equity Portfolio

Schedule of Portfolio Investments October 31, 1999
--------------------------------------------------------------------------------
 Shares                      Security                        Value
 ------                      --------                        -----
           COMMON STOCKS - 95.6%
           China - 1.1%
  34,700   Guangdong Kelon Electrical Holdings
             Co. Ltd. Series H .......................    $   30,817
   1,770   Huaneng Power International, ADR ..........        21,461
   5,100   Shandong Huaneng Power Co.
             Ltd. ADR ................................        21,037
                                                          ----------
                                                              73,315
                                                          ----------
           Hong Kong - 28.6%
  18,151   Bank of East Asia Ltd. ....................        39,715
   9,100   Cable & Wireless HKT  Ltd. ADR ............       207,594
   1,145   Cable & Wireless HKT Ltd. .................         2,616
  48,000   Cathay Pacific Airways ....................        97,612
  32,900   Cheung Kong Holdings Ltd. .................       298,532
  28,000   China Telecom (Hong Kong) Ltd. (a) ........        95,862
  48,000   Guoco Group Ltd. ..........................       128,502
  61,000   Henderson Investments Ltd. ................        37,489
  89,560   Hong Kong and China Gas Co. Ltd. ..........       118,729
  36,000   Hutchison Whampoa Ltd. ....................       361,412
  14,000   Jardine Matheson Holdings Ltd. (a) ........        60,200
   9,000   Johnson Electric Holdings Ltd. ............        48,652
     145   New World China Land Ltd (a) ..............            67
 605,000   Pacific Ports Company Ltd. (a) ............        69,303
 197,000   Peregrine Investments Holdings
             Ltd. (a)(b) .............................             0
  19,600   SmarTone Telecommunication Holdings .......        69,121
  24,000   Sun Hung Kai Properties Ltd. ..............       193,834
  24,685   Wharf Holdings Ltd. .......................        71,327
                                                          ----------
                                                           1,900,567
                                                          ----------
           India - 5.4%
   3,191   I.T.C. Ltd. GDR ...........................        60,469
   2,700   Larsen and Toubro Ltd. GDR ................        58,590
   3,970   Mahanagar Telephone Nigam Ltd.
             GDR Rule 144A (c) .......................        33,050
   2,250   Mahanagar Telephone Nigam
             Ltd. GDR ................................        18,731
   7,000   Mahindra Mahindra Ltd. GDR ................        53,725
   5,300   Videsh Sanchar Nigam Ltd. GDR .............        84,668
   3,000   Videsh Sanchar Nigam Ltd. GDR
             Rule 144A (c) ...........................        47,925
                                                          ----------
                                                             357,158
                                                          ----------
           Indonesia - 4.0%
   2,200   PT Indosat TBK ADR ........................        35,063
  32,000   PT Gudang Garam Tbk .......................        82,520
  20,500   PT Hanjaya Mandala Sampoerna Tbk (a) ......        47,758
  88,500   PT Indofood Sukses Makmur Tbk (a) .........       105,033
                                                          ----------
                                                             270,374
                                                          ----------
           Malaysia - 4.2%
  48,000   Berjaya Sports Toto BHD ...................       104,211
  81,000   KFC Holdings ..............................       104,021

 Shares                      Security                        Value
 ------                      --------                        -----
  16,000   Malaysia Intl Shipping Corp (Foreign) .....    $   24,000
   9,000   New Straits Times Press BHD (a) ...........        20,013
   9,000   Resorts World Berhad ......................        25,816
                                                          ----------
                                                             278,061
                                                          ----------
           Philippines - 1.9%
  89,800   Ayala Land, Inc. ..........................        22,925
 905,000   Digital Telecom Philippines (a) ...........        32,458
  30,250   San Miguel Corp. - Class B ................        43,699
 137,200   SM Prime Holdings, Inc. ...................        24,262
                                                          ----------
                                                             123,344
                                                          ----------
           Singapore - 9.6%
  67,000   Keppel Telecommunication and
             Transportation Ltd. .....................        70,872
  23,500   Natsteel Electronics Ltd. .................        91,806
  10,500   Oversea-Chinese Banking Corp. Ltd. ........        78,884
  16,580   Singapore Airlines Ltd. ...................       175,382
   8,800   Singapore Press Holdings Ltd. .............       150,735
  80,000   Wing Tai Holdings Ltd. ....................        70,199
                                                          ----------
                                                             637,878
                                                          ----------
           South Korea - 24.3%
   4,150   Housing & Commercial Bank GDR .............       109,975
   3,700   Kookmin Bank ..............................        57,682
  14,730   Korea Electric Power Corp ADR .............       231,998
   4,100   Korea Telecom Corp ADR (a) ................       144,525
   3,300   L.G. Chemical Ltd. ........................        99,867
   1,100   Pohang Iron & Steel Co. Ltd. ..............       135,356
   3,400   Pohang Iron & Steel Co. Ltd. ADR ..........       113,475
   2,346   Samsung Electronics .......................       391,163
   1,100   Samsung Fire & Marine Insurance ...........        48,604
   9,270   Shinhan Bank ..............................        98,148
  14,200   SK Telecom Co. Ltd. ADR ...................       185,488
                                                          ----------
                                                           1,616,281
                                                          ----------
           Taiwan - 13.1%
   4,007   Advanced Semiconductor Engineering
             Inc. GDR ................................        81,042
  14,008   Asustek Computer Inc. GDR .................       197,863
   7,925   China Steel Corp GDR Rule 144A (c) ........       134,884
     296   Fubon Insurance Co. GDR (a) ...............         2,723
   2,640   Fubon Insurance Co. GDR
             Rule 144A (a)(c) ........................        24,288
  10,913   Siliconware Precision Industries Co. GDR ..       117,588
   3,932   Taiwan Semiconductor ADR ..................       136,146
  10,604   Yageo Corp. GDR ...........................        60,973
  19,869   Yageo Corp. Rule 144A (c) .................       114,247
                                                          ----------
                                                             869,754
                                                          ----------
           Thailand - 3.4%
  35,600   Shin Corp. Public Co. Ltd. Foreign (a) ....       146,642
  22,133   Siam City Cement Co. Ltd. Foreign (a) .....        81,422
                                                          ----------
                                                             228,064
                                                          ----------
           Total Common Stocks (Cost $5,297,169) .....     6,354,796
                                                          ----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Pacific Basin Equity Portfolio

Schedule of Portfolio Investments October 31, 1999
--------------------------------------------------------------------------------
 Shares                      Security                        Value
 ------                      --------                        -----
           WARRANTS - 0.0%
           Indonesia - 0.0%
   7,567   Indah Kiat Paper & Pulp Corp.
             PT Warrants (a) .........................    $    2,217
                                                          ----------
           Total Warrants  (Cost $1,001) .............         2,217
                                                          ----------

           OTHER SECURITIES - 0.1%
     775   Samsung Securities Rights .................         8,206
                                                          ----------
Total Other Securities (Cost $0) .....................         8,206
                                                          ----------

Total Investments (Cost $5,298,170) .........    95.7%     6,365,219
Other Assets in Excess of Liabilities .......     4.3%       284,681
                                                -----     ----------
Total Net Assets ............................   100.0%    $6,649,900
                                                =====     ==========
----------
(a) Non-Income Producing Securities
(b) Illiquid Securities fair valued by the valuation committee of the Board of Trustees (See Footnote 1)
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Abbreviations:
ADR - American Depository Receipt
BHD - Berhad
GDR - Global Depository Receipt

        Industry Diversification (as a percentage of Total Investments):

                                             % of
                                            Market
      Industry                              Value
      --------                              -------
      Telecommunications .................   16.26%
      Real Estate ........................   10.17%
      Semi-Conductors ....................    9.56%
      Diversified ........................    8.66%
      Steel ..............................    7.49%
      Electronics ........................    6.81%
      Utilities ..........................    6.18%
      Banks ..............................    5.42%
      Airlines ...........................    4.29%
      Computers ..........................    3.11%
      Publishing .........................    2.68%
      Retail Foods .......................    2.32%
      Telecommunications Equipment .......    2.30%
      Financial Services .................    2.15%
      Tobacco ............................    2.05%
      Foods ..............................    1.65%
      Gaming .............................    1.64%
      Chemicals ..........................    1.57%
      Transportation Services ............    1.47%
      Construction Materials .............    1.28%
      Insurance ..........................    1.19%
      Other* .............................    1.75%
                                            ------
                                            100.00%
                                            ======
----------
*No one industry represents more than 1% of Portfolio holdings.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Pacific Basin Equity Portfolio

Schedule of Portfolio Investments September 30, 1999
--------------------------------------------------------------------------------
 Shares                      Security                        Value
 ------                      --------                        -----
           COMMON STOCKS - 89.5%
           China - 1.2%
  34,700   Guangdong Kelon Electrical Holdings
             Co. Ltd. Series H ........................   $   34,844
   1,770   Huaneng Power International ADR ............       22,014
   5,100   Shandong Huaneng Power Co.
             Ltd. ADR .................................       22,312
                                                          ----------
                                                              79,170
                                                          ----------
           Hong Kong - 24.6%
  18,151   Bank of East Asia Ltd. .....................       39,375
   1,145   Cable & Wireless HKT Ltd. ..................        2,513
  82,000   Cathay Pacific Airways .....................      147,794
  25,900   Cheung Kong Holdings Ltd. ..................      215,901
  28,000   China Telecom (Hong Kong) Ltd. (a) .........       86,333
 278,299   First Pacific Co. Ltd. .....................      170,186
  48,000   Guoco Group Ltd. ...........................      126,063
  61,000   Henderson Investments Ltd. .................       39,659
  89,560   Hong Kong and China Gas Co. Ltd. ...........      120,489
  16,000   Hutchison Whampoa Ltd. .....................      148,824
  20,500   Johnson Electric Holdings Ltd. .............       99,497
  14,000   Jardine Matheson Holdings Ltd. .............       57,400
     145   New World China Land Ltd. (a) ..............           84
 605,000   Pacific Ports Co. Ltd.(a) ..................       70,099
 197,000   Peregrine Investments Holding Ltd. (a)(b) ..            0
  40,600   SmarTone Telecommunication Holdings ........      124,922
   8,000   Sun Hung Kai Properties Ltd. ...............       61,023
  24,685   Wharf Holdings Ltd. ........................       71,345
                                                          ----------
                                                           1,581,507
                                                          ----------
           India - 9.3%
   5,791   I.T.C. Ltd. GDR ............................      146,512
   7,600   Larsen and Toubro Ltd. GDR .................      168,340
   2,250   Mahanagar Telephone Nigam
             Ltd. GDR .................................       22,781
   7,570   Mahanagar Telephone Nigam Ltd.
             GDR Rule 144A (c) ........................       76,647
   7,000   Mahindra Mahindra Ltd. GDR .................       62,825
   5,300   Videsh Sanchar Nigam Ltd. GDR ..............       74,598
   3,000   Videsh Sanchar Nigam Ltd. GDR
             Rule 144A (c) ............................       42,225
                                                          ----------
                                                             593,928
                                                          ----------
           Indonesia - 3.6%
  34,000   PT Hanjaya Mandala Sampoerna (a) ...........       60,127
 241,000   PT Indah Kiat Pulp & Paper (a) .............       85,816
  88,500   PT Indofood Sukses Makmur (a) ..............       83,948
                                                          ----------
                                                             229,891
                                                          ----------
           Malaysia - 3.8%
  48,000   Berjaya Sports Toto BHD ....................      101,684
  81,000   KFC Holdings (Malaysia) BHD ................      101,037
  16,000   Malaysia Intl Shipping Corp BHD
             (Foreign) ................................       21,895
   9,000   New Straits Times Press BHD (a) ............       18,355
                                                          ----------
                                                             242,971
                                                          ----------

 Shares                      Security                        Value
 ------                      --------                        -----

           Philippines - 1.2%
 905,000   Digital Telecom Philippines (a) ............   $   34,077
  30,250   San Miguel Corp. - Class B .................       45,857
                                                          ----------
                                                              79,934
                                                          ----------
           Singapore - 9.3%
  67,000   Keppel Telecommunication and
             Transportation Ltd. ......................       66,982
  23,500   Natsteel Electronics Ltd. ..................       87,755
  10,000   Overseas-Chinese Banking Corp. Ltd. ........       77,626
  16,580   Singapore Airlines Ltd. ....................      161,854
   8,800   Singapore Press Holdings Ltd. ..............      138,691
  80,000   Wing Tai Holdings Ltd. .....................       63,512
                                                          ----------
                                                             596,420
                                                          ----------
           South Korea - 19.8%
   4,150   Housing & Commercial Bank GDR ..............       79,369
   9,700   Korea Electric Power ADR ...................      155,806
   4,100   Korea Telecom Corp ADR (a) .................      151,700
   6,600   LG Chemical Ltd. ...........................      191,522
   1,100   Pohang Iron & Steel Co. Ltd. ...............      125,283
   1,000   Pohang Iron & Steel Co. Ltd. ADR ...........       31,313
   1,246   Samsung Electronics ........................      201,783
   3,230   Samsung Securities Co.  Ltd. ...............      104,882
     920   SK Telecom Co. Ltd. ........................       85,083
  14,200   SK Telecom Co. Ltd. ADR ....................      146,438
                                                          ----------
                                                           1,273,179
                                                          ----------
           Taiwan - 13.3%
   4,007   Advanced Semiconductor Engineering,
             Inc. GDR .................................       77,435
  14,008   Asustek Computer Inc. GDR ..................      185,256
   7,925   China Steel Corp. GDR Rule 144A (c) ........      157,866
     296   Fubon Insurance Co. GDR (a) ................        2,368
   2,640   Fubon Insurance Co. GDR
             Rule 144A (a)(c) .........................       21,120
  10,913   Siliconware Precision Industries Co. GDR ...      113,776
   3,932   Taiwan Semiconductor ADR ...................      115,994
  10,604   Yageo Corp. GDR ............................       61,509
  19,869   Yageo Corp. Rule 144A (c) ..................      115,240
                                                          ----------
                                                             850,564
                                                          ----------
           Thailand - 3.4%
  35,600   Shin Corp. Public Co. Ltd. Foreign (a) .....      147,015
  22,133   Siam City Cement Co. Ltd. Foreign (a) ......       68,145
                                                          ----------
                                                             215,160
                                                          ----------
           Total Common Stocks  (Cost $4,899,768) .....    5,742,724
                                                          ----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Pacific Basin Equity Portfolio

Schedule of Portfolio Investments September 30, 1999
--------------------------------------------------------------------------------
 Shares                      Security                        Value
 ------                      --------                        -----
           WARRANTS - 0.0%
           Indonesia - 0.0%
   7,567   Indah Kiat Paper & Pulp Corp.
             PT Warrants (a) ..........................   $    2,264
                                                          ----------
           Total Warrants  (Cost $1,001) ..............        2,264
                                                          ----------
           SHORT-TERM INSTRUMENTS - 7.8%
           U.S.A. - 7.8%
 500,000   Institutional Cash Management Fund
             (Cost $500,000) ..........................      500,000
                                                          ----------

Total Investments (Cost $5,400,769) ..........    97.3%    6,244,988
Other Assets in Excess of Liabilities ........     2.7%      174,013
                                                 -----    ----------
Net Assets ...................................   100.0%   $6,419,001
                                                 =====    ==========
----------
(a) Non-Income Producing Securities
(b) Illiquid Securities fair valued by the valuation committee of the Board of Trustees (See Footnote 1).
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Abbreviations:
ADR - American Depository Receipt
BHD - Berhad
GDR - Global Depository Receipt

        Industry Diversification (as a percentage of Total Investments):

                                             % of
                                            Market
      Industry                              Value
      --------                              ------
      Telecommunications ...............     14.64%
      Diversified ......................      9.87%
      Cash (BT Money Market) ...........      8.01%
      Electronics ......................      7.65%
      Semi-Conductors ..................      6.33%
      Real Estate ......................      6.09%
      Utilities ........................      5.13%
      Steel ............................      5.04%
      Airlines .........................      4.96%
      Financial Services ...............      3.70%
      Tobacco ..........................      3.31%
      Banks ............................      3.14%
      Chemicals ........................      3.07%
      Computers ........................      2.97%
      Publishing .......................      2.51%
      Telecommunications Equipment .....      2.35%
      Retail Foods .....................      2.35%
      Gaming ...........................      1.63%
      Transportation Services ..........      1.47%
      Paper ............................      1.41%
      Foods ............................      1.34%
      Construction Materials ...........      1.09%
      Autos & Trucks ...................      1.01%
      Other* ...........................      0.93%
                                            ------
                                            100.00%
                                            ======
----------
*No one industry represents more than 1% of Portfolio holdings.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Pacific Basin Equity Portfolio

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                             October 31, 1999/2  September 30, 1999
                                                                             ------------------  ------------------
Assets
   Investments, at Value (Cost $5,298,170 and $5,400,769, respectively) ..       $6,365,219          $6,244,988
   Cash/1 ................................................................          302,732             223,387
   Receivable for Securities Sold ........................................               --                 464
   Due from Bankers Trust ................................................           13,342               2,824
   Unrealized Appreciation on Forward Foreign Currency Contracts .........           50,410              70,848
   Dividends and Interest Receivable .....................................            7,498               9,483
                                                                                 ----------          ----------
Total Assets .............................................................        6,739,201           6,551,994
                                                                                 ----------          ----------
Liabilities
   Unrealized Depreciation on Forward Foreign Currency Contracts .........           74,024             107,436
   Accrued Expenses and Other ............................................           15,277              25,557
                                                                                 ----------          ----------
Total Liabilities ........................................................           89,301             132,993
                                                                                 ----------          ----------
Net Assets ...............................................................       $6,649,900          $6,419,001
                                                                                 ==========          ==========
Composition of Net Assets
   Paid-in Capital .......................................................       $5,605,858          $5,611,046
   Net Unrealized Appreciation on Investments, Foreign Currency and
      Forward Foreign Currency Contracts .................................        1,044,042             807,955
                                                                                 ----------          ----------
Net Assets ...............................................................       $6,649,900          $6,419,001
                                                                                 ==========          ==========

----------
1/ Includes foreign cash of $56,634 and $82,903 with a cost of $56,217 and
   $82,750, respectively.
2/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Pacific Basin Equity Portfolio

Statement of Operations
--------------------------------------------------------------------------------

                                                                                      For the period            For the
                                                                                    October 1, 1999 to        year ended
                                                                                    October 31, 1999/1    September 30, 1999
                                                                                    ------------------    ------------------
Investment Income
   Dividends (net of foreign withholding tax of $217 and $9,742, respectively) ..       $     6,776           $    91,132
   Interest .....................................................................             4,146                15,254
                                                                                        -----------           -----------
Total Investment Income .........................................................            10,922               106,386
                                                                                        -----------           -----------
Expenses
   Advisory Fees ................................................................             4,110                45,917
   Professional Fees ............................................................            15,635                31,610
   Administration and Services Fees .............................................             1,383                15,306
   Trustees Fees ................................................................               277                 6,526
   Custody Fees .................................................................                --                 3,027
   Miscellaneous ................................................................               140                 1,576
                                                                                        -----------           -----------
   Total Expenses ...............................................................            21,545               103,962
   Less Fees Waived/Expenses Reimbursed by Bankers Trust ........................           (16,011)              (42,228)
                                                                                        -----------           -----------
      Net Expenses ..............................................................             5,534                61,734
                                                                                        -----------           -----------
Net Investment Income ...........................................................             5,388                44,652
                                                                                        -----------           -----------
Realized and Unrealized Gain (Loss) on Investments, Foreign Currencies,
   Forward Foreign Currency and Foreign Futures Contracts
   Net Realized Gain (Loss) from:
      Investment Transactions ...................................................           125,320               219,929
      Foreign Futures Transactions ..............................................                --               (11,759)
      Foreign Currency Transactions .............................................             3,611               (39,122)
      Forward Foreign Currency Transactions .....................................           (12,203)               54,732
   Net Change in Unrealized Appreciation/Depreciation on Investments,
      Foreign Currencies, and Forward Foreign Currency Contracts ................           236,087             2,839,957
                                                                                        -----------           -----------
Net Realized and Unrealized Gain on Investments, Foreign Currencies,
   Forward Foreign Currency and Foreign Futures Contracts .......................           352,815             3,063,737
                                                                                        -----------           -----------
Net Increase in Net Assets from Operations ......................................       $   358,203           $ 3,108,389
                                                                                        ===========           ===========

----------
1/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Pacific Basin Equity Portfolio

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              For the period            For the                For the
                                                            October 1, 1999 to         year ended             year ended
                                                            October 31, 1999/1     September 30, 1999     September 30, 1998
                                                            ------------------     ------------------     ------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income ............................          $      5,388           $     44,652           $    149,250
   Net Realized Gain (Loss) from Investments, Foreign
      Currency, Forward Foreign Currency and Foreign
      Futures Transactions ..........................               116,728                223,780            (14,010,816)
   Net Change in Unrealized Appreciation/Depreciation
      on Investments,  Foreign Currencies and Forward
      Foreign Currency Contracts .....................              236,087              2,839,957              1,768,257
                                                               ------------           ------------           ------------
Net Increase (Decrease) in Net Assets from Operations               358,203              3,108,389            (12,093,309)
                                                               ------------           ------------           ------------
Capital Transactions
   Proceeds from Capital Invested ...................               291,116             23,483,698             33,236,914
   Value of Capital Withdrawn .......................              (418,420)           (24,415,533)           (43,431,238)
                                                               ------------           ------------           ------------
Net Decrease in Net Assets from Capital Transactions               (127,304)              (931,835)           (10,194,324)
                                                               ------------           ------------           ------------
Total Increase (Decrease) in Net Assets .............               230,899              2,176,554            (22,287,633)
Net Assets
Beginning of Period .................................             6,419,001              4,242,447             26,530,080
                                                               ------------           ------------           ------------
End of Period .......................................          $  6,649,900           $  6,419,001           $  4,242,447
                                                               ============           ============           ============

--------------------------------------------------------------------------------


Financial Highlights
--------------------------------------------------------------------------------
Contained below are selected ratios to average net assets and other supplemental data for the periods indicated for the Pacific Basin Equity Portfolio.

                                                   For the period                   For the years ended September 30,
                                                 October 1, 1999 to    ---------------------------------------------------------
                                                 October 31, 1999/1     1999         1998         1997        1996        1995
                                                 ------------------     ----         ----         ----        ----        ----
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted) .....      $ 6,650         $ 6,419      $ 4,242      $26,530     $29,609     $24,656
   Ratios to Average Net Assets:
      Net Investment Income .....................         0.97%/2         0.73%        1.17%        0.33%       0.51%       0.87%
      Expenses ..................................         1.00%/2         1.00%        1.00%        1.00%       1.00%       1.00%
      Decrease Reflected in Above Expense
        Ratio Due to Fees Waived/Expenses
        Reimbursed by Bankers Trust .............         2.88%/2         0.69%        0.35%        0.14%       0.11%       0.20%
   Portfolio Turnover Rate ......................           17%            170%         125%         172%        118%        104%

----------
1/ On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
2/ Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Pacific Basin Equity Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies

A. Organization

The Pacific Basin Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on August 6, 1993 as an unincorporated trust under the laws of New York and began operations on November 1, 1993. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation

The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. At October 31, 1999 and September 30, 1999, respectively, the total value of fair valued securities was $0 representing 0% of total investments.

C. Security Transactions and Investment Income

Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Foreign Currency Transactions

The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

E. Forward Foreign Currency Contracts

The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

F. Futures Contracts

The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

G. Federal Income Taxes

The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

H. Other

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates

The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .25% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, the Portfolio pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of .75% of the Portfolio's average daily net assets.

Bankers Trust has entered into a Sub-Advisory Agreement with BT Portfolio Managers International Limited ("BT Portfolio Managers International"), a wholly owned subsidiary of Bankers Trust Australia Limited, for the Pacific Basin Equity Portfolio. Under this Agreement, BT Portfolio Managers International receives a fee from Bankers Trust for providing investment advice and research services, computed daily and paid monthly at an annual rate of .60% of the Portfolio's average daily net assets.

--------------------------------------------------------------------------------
Pacific Basin Equity Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to 1.00% of the average daily net assets of the Portfolio.

The Portfolio may invest in the Institutional Cash Management Fund (the "Fund"), an open-end management investment company managed by Bankers Trust Company (the "Company"). The Fund is offered as a cash management option to the Portfolio and other accounts managed by the Company. Distributions from the Fund to the Portfolio for the periods ended October 31, 1999, and September 30, 1999, amounted to $1,642 and $1,343 respectively, which are included in dividend income.

At September 30, 1999 the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $100,000,000, which expires April 29, 2000. A commitment fee of .10% per annum on the average daily amount of the available commitment is payable on a quarterly basis and apportioned equally among all participants. On October 8, 1999, the revolving credit facility was increased to $150,000,000. No amounts were drawn down or outstanding under the credit facility for the periods ended September 30, 1999, and October 31, 1999.

Bankers Trust was a wholly owned subsidiary of Bankers Trust Corporation ("BT Corp."). On June 4, 1999, BT Corp. was acquired by Deutsche Bank AG ("Deutsche Bank"). As a result of the transaction, Bankers Trust became an indirect wholly-owned subsidiary of Deutsche Bank.

Note 3--Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the period ended October 31, 1999, were $1,311,697 and $1,039,615, respectively. For the year ended September 30, 1999 the amounts were $9,141,260 and $10,343,651, respectively.

For Federal income tax purposes, the tax basis of investments held at October 31, 1999 was $5,600,200. The aggregate gross unrealized appreciation for all investments at October 31, 1999 was $1,138,724, and the aggregate gross unrealized depreciation for all investments was $373,705. At September 30, 1999 the tax basis of investments held was $5,689,049. The aggregate gross unrealized appreciation for all investments at September 30, 1999 was $965,329 and the aggregate gross unrealized depreciation for all investments was $409,390.

--------------------------------------------------------------------------------
Pacific Basin Equity Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 4--Open Forward Foreign Currency Contracts

At October 31, 1999, the Pacific Basin Equity Portfolio had the following open foreign currency contracts outstanding::

                                                                                              Net Unrealized
                                                                                               Appreciation
                                                                                              (Depreciation)
Contracts to Deliver      In Exchange For             Settlement Date           Value (US$)        (US$)
------------------------------------------------------------------------------------------------------------
Sales
------------------------------------------------------------------------------------------------------------
Hong Kong Dollar         109,564   US Dollar          14,000    4/17/00             14,069       $     (69)
Hong Kong Dollar       9,376,923   US Dollar       1,186,652   12/17/99          1,206,237         (19,585)
Hong Kong Dollar       2,161,584   US Dollar         272,000    2/24/00            277,864          (5,864)
Hong Kong Dollar       6,886,614   US Dollar         866,514    2/24/00            885,249         (18,735)
Hong Kong Dollar         459,314   US Dollar          58,000    2/24/00             59,043          (1,043)
Hong Kong Dollar         866,855   US Dollar         110,000    2/24/00            111,431          (1,431)
Hong Kong Dollar          75,000   US Dollar           9,518    2/24/00              9,641            (123)
Hong Kong Dollar         115,000   US Dollar          14,598    2/24/00             14,783            (185)
South Korean Won      59,102,400   US Dollar          48,000    2/14/00             49,384          (1,384)
South Korean Won     183,464,000   US Dollar         152,000    2/14/00            153,295          (1,295)
South Korean Won      82,144,000   US Dollar          68,000    2/14/00             68,636            (636)
Taiwan Dollar          3,200,515   US Dollar          97,000    2/11/00            101,016          (4,016)
Taiwan Dollar          3,205,365   US Dollar          97,000    2/11/00            101,169          (4,169)
Taiwan Dollar          3,374,874   US Dollar         102,000    2/11/00            106,519          (4,519)
Taiwan Dollar          3,374,160   US Dollar         102,000    2/11/00            106,496          (4,496)
Taiwan Dollar          2,715,430   US Dollar          82,000    2/11/00             85,705          (3,705)
Taiwan Dollar          1,285,920   US Dollar          38,000    2/11/00             40,587          (2,587)
------------------------------------------------------------------------------------------------------------
Total Sales                                                                                      $ (73,842)
------------------------------------------------------------------------------------------------------------
Purchases
------------------------------------------------------------------------------------------------------------
Hong Kong Dollar       1,427,112   US Dollar         180,000   12/17/99            183,582           3,582
Hong Kong Dollar         350,865   US Dollar          44,000   12/17/99             45,135           1,135
Hong Kong Dollar         712,332   US Dollar          90,000   12/17/99             91,634           1,634
Hong Kong Dollar       6,886,614   US Dollar         872,496   12/17/99            885,886          13,390
Hong Kong Dollar      10,564,367   US Dollar       1,351,755    2/24/00          1,358,010           6,255
South Korean Won     324,710,400   US Dollar         271,497    2/14/00            271,316            (182)
Taiwan Dollar          7,388,192   US Dollar         224,000    2/11/00            233,189           9,189
Taiwan Dollar          2,682,050   US Dollar          79,000    2/11/00             84,652           5,652
Taiwan Dollar          1,761,760   US Dollar          52,000    2/11/00             55,605           3,605
Taiwan Dollar          5,324,262   US Dollar         162,078    2/11/00            168,046           5,968
------------------------------------------------------------------------------------------------------------
Total Purchases                                                                                  $  50,228
------------------------------------------------------------------------------------------------------------
                                                                Net Unrealized Depreciation      $ (23,614)
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pacific Basin Equity Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------

At September 30, 1999, the Pacific Basin Equity Portfolio had the following open forward foreign currency contracts outstanding:

                                                                                              Net Unrealized
                                                                                              Appreciation
                                                                                              (Depreciation)
Contracts to Deliver      In Exchange For                 Settlement Date    Value (US$)           (US$)
------------------------------------------------------------------------------------------------------------
Sales
------------------------------------------------------------------------------------------------------------
Hong Kong Dollar         109,564   US Dollar          14,000    4/17/00             14,050       $     (50)
Hong Kong Dollar          75,000   US Dollar           9,518    2/24/00              9,633            (115)
Hong Kong Dollar         115,000   US Dollar          14,598    2/24/00             14,771            (173)
Hong Kong Dollar         459,314   US Dollar          58,000    2/24/00             58,995            (995)
Hong Kong Dollar         866,855   US Dollar         110,000    2/24/00            111,341          (1,341)
Hong Kong Dollar         762,336   US Dollar          96,000   10/19/99             98,129          (2,129)
Hong Kong Dollar       1,648,873   US Dollar         207,000   10/19/99            212,246          (5,246)
Hong Kong Dollar       2,161,584   US Dollar         272,000    2/24/00            277,639          (5,639)
Hong Kong Dollar       2,740,508   US Dollar         345,000   10/19/99            352,763          (7,763)
Hong Kong Dollar       2,741,025   US Dollar         345,000   10/19/99            352,829          (7,829)
Hong Kong Dollar       4,510,202   US Dollar         567,000   10/19/99            580,561         (13,561)
Hong Kong Dollar       6,886,614   US Dollar         866,513    2/24/00            884,532         (18,019)
Hong Kong Dollar       9,376,923   US Dollar       1,186,652   12/17/99          1,206,175         (19,523)
South Korean Won     183,464,000   US Dollar         152,000    2/14/00            150,654           1,346
South Korean Won      82,144,000   US Dollar          68,000    2/14/00             67,454             546
South Korean Won      59,102,400   US Dollar          48,000    2/14/00             48,533            (533)
Taiwan Dollar          1,285,920   US Dollar          38,000    2/11/00             40,300          (2,300)
Taiwan Dollar          2,715,430   US Dollar          82,000    2/11/00             85,099          (3,099)
Taiwan Dollar          3,200,515   US Dollar          97,000    2/11/00            100,302          (3,302)
Taiwan Dollar          3,205,365   US Dollar          97,000    2/11/00            100,454          (3,454)
Taiwan Dollar          3,374,160   US Dollar         102,000    2/11/00            105,744          (3,744)
Taiwan Dollar          3,374,874   US Dollar         102,000    2/11/00            105,766          (3,765)
------------------------------------------------------------------------------------------------------------
Total Sales                                                                                      $(100,688)
------------------------------------------------------------------------------------------------------------
Purchases
------------------------------------------------------------------------------------------------------------
Hong Kong Dollar       9,376,923   US Dollar       1,192,993   10/19/99          1,207,013       $  14,020
Hong Kong Dollar       6,886,614   US Dollar         872,496   12/17/99            885,841          13,344
Hong Kong Dollar       2,227,120   US Dollar         280,000   10/19/99            286,679           6,679
Hong Kong Dollar      10,564,367   US Dollar       1,351,755    2/24/00          1,356,911           5,157
Hong Kong Dollar       1,427,112   US Dollar         180,000   12/17/99            183,573           3,573
Hong Kong Dollar         798,900   US Dollar         100,000   10/19/99            102,836           2,836
Hong Kong Dollar         712,332   US Dollar          90,000   12/17/99             91,629           1,629
Hong Kong Dollar         350,865   US Dollar          44,000   12/17/99             45,133           1,133
South Korean Won     324,710,400   US Dollar         271,497    2/14/00            266,641          (4,856)
Taiwan Dollar          7,388,192   US Dollar         224,000    2/11/00            231,540           7,540
Taiwan Dollar          2,682,050   US Dollar          79,000    2/11/00             84,053           5,053
Taiwan Dollar          5,324,262   US Dollar         162,078    2/11/00            166,858           4,780
Taiwan Dollar          1,761,760   US Dollar          52,000    2/11/00             55,212           3,212
------------------------------------------------------------------------------------------------------------
Total Purchases                                                                                  $  64,100
------------------------------------------------------------------------------------------------------------
                                                                  Net Unrealized Depreciation    $ (36,588)
------------------------------------------------------------------------------------------------------------

Note 5--Risks of Investing in Emerging Markets

The risks involved when investing in emerging markets are of a nature generally not encountered when investing in securities traded on major international markets.

Investment in securities of issuers based in underdeveloped emerging markets involves special risks and considerations not typically associated with investing in U.S. companies. These risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility. Additionally, developments affecting emerging market investments cannot always be foreseen.

--------------------------------------------------------------------------------
Pacific Basin Equity Portfolio

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Holders of Beneficial Interest of
Pacific Basin Equity Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pacific Basin Equity Portfolio (hereafter referred to as the "Portfolio") at October 31, 1999 and September 30, 1999 and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 and September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
November 19, 1999

--------------------------------------------------------------------------------
Pacific Basin Equity Fund

Proxy Results (unaudited)
--------------------------------------------------------------------------------

For the year ended September 30, 1999, the Bankers Trust Funds shareholders voted on the following proposals at the annual meeting of shareholders on October 8, 1999 or as adjourned. The description of each proposal and number of shares voted are as follows:

1.  To elect the Bankers Trust Funds Board of Trustees.

                                      Shares            Shares Voted
                                      Voted               Withheld
                                       For                Authority
                                    ---------           ------------
    Messr Biggar                    1,163,100               3,570
    Messr Dill                      1,163,100               3,570
    Messr Hale                      1,163,100               3,570
    Messr Langton                   1,163,100               3,570
    Messr Saunders                  1,163,100               3,570
    Messr Van Benschoten            1,163,100               3,570
    Dr. Gruber                      1,163,100               3,570
    Dr. Herring                     1,163,100               3,570


2.  To approve the New Investment Advisory Agreement with Bankers Trust Company.
                                       For             Against          Abstain
                                    ---------          -------          -------
                                    1,159,773           1,827            5,070


3.  To approve the New Investment Advisory Agreement with Morgan Grenfell, Inc.
                                       For             Against          Abstain
                                    ---------          -------          -------
                                    1,156,127           1,827            8,716


4. To approve the New Investment Sub-advisory Agreement with Morgan Grenfell Investment Services Ltd.
                                       For             Against          Abstain
                                    ---------          -------          -------
                                    1,156,127           1,827            8,716


5. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund and its corresponding Portfolio.
                                       For             Against          Abstain
                                    ---------          -------          -------
                                    1,159,773           1,827            5,070

                      This page intentionally left blank.

[GRAPHIC OMITTED] Bankers Trust
                  Architects of Value


For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write
to us at:                      BT Service Center
                               P.O. Box 419210
                               Kansas City, MO 64141-6210
or call our toll-free number:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.


Pacific Basin Equity Fund                                       CUSIP #055922736
BT Investment Funds                                             496ANN (9/99)


Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101